Net Loss per share (Tables)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Net Loss per share
Schedule of share options and warrants were excluded from the calculation of diluted net loss per ordinary share because their effect would have been anti-dilutive for the years presented

	September 30
	2020	2019
Stock Options	3,129,343	3,985,858
Warrants	10,975,959	10,975,959

	Year ended December 31
	2019	2018
Outstanding stock options	3,822,374	2,453,767
Warrants	10,975,959	4,768,629